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                                                                         EX-99.c


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   NUMBER                                                              SHARES

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                               THE BRINSON FUNDS

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SEE REVERSE SIDE                                                    ------------
  FOR CERTAIN                                                       CUSIP
  DEFINITIONS
                                                                    ------------
                                  ==========
                                   SPECIMEN
                                  ==========


This certifies that ____________________________ is the owner of ______________
FULLY PAID AND NON-ASSESSABLE SHARES OF Beneficial Interest OF THE PAR VALUE OF $0.01 EACH OF ____________ class of the ____________ series of THE BRINSON FUNDS (the "Trust") transferable by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the provisions of the Certificate of Trust and to the laws of the Trust from time to time amended. This Certificate is not valid unless countersigned by the Transfer Agent. Witness the seal of the Trust and the signatures of its duly authorized officers.


                                       Countersigned:


                                       -----------------------------------------
                                                                  TRANSFER AGENT

                                       By
                                          --------------------------------------
                                                            AUTHORIZED SIGNATURE

                                       By
                                          --------------------------------------
                                                                       PRESIDENT

Dated


----------------------------------
TREASURER
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                                                                         EX-99.c


The Trust will furnish to any shareholder, upon request without charge, a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class that the Trust is authorized to issue, the differences in the relative rights and preferences between the shares of each series of any class to the extent they have been set, and the authority of the board of trustees to set the relative rights and preferences of subsequent series.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right of
          survivorship and not as tenants in
          common
UNIF GIFT MIN ACT - .......Custodian.......
                    (Cust)          (Minor)
              under Uniform Gifts to Minors
              Act..........................
                          (State)


   Additional abbreviations may also be used through not in the above list.

     For Value Received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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Shares of the beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within named Trust with full power of substitution in the premises.


Dated:                        19       Signed:
       ----------------------   --             ---------------------------------

                                               ---------------------------------

                                       Signature(s)
                                       guaranteed
                                                  ------------------------------
                                                  FIRM OR BANK

                                           by


                                       -----------------------------------------
                                                  FIRM OR BANK


   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
     WRITTEN UPON THE FACE OF THE CERTIFICATE OF EVERY PARTICULAR WITHOUT
               ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.